SECURITIES AND EXCHANGE COMMISSION



                            Washington, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



     Date Report (Date of earliest event reported) September 15, 1997



                       BONNEVILLE PACIFIC CORPORATION
               ------------------------------------------------
              (Exact name of registrant as specified in charter)



Delaware                          0-14846                 87-0363215
-----------------------------------------------------------------------------
(State or other                   (Commission             (IRA Employer
jurisdiction of                   File Number)            Identification No.)
incorporation)



50 West 300 South, Suite 300, Salt Lake City, Utah                      84101
-----------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number including area code              (801) 363-2520
                                                                -------------


(Former name or former address, if changed since last report)  Not applicable
                                                               --------------

Item 3.     Bankruptcy or Receivership.

     On December 5, 1991, the Registrant filed a petition in the United States Bankruptcy Court for the District of Utah, Central Division, Case
No. 91A-27701, seeking protection to reorganize under Chapter 11 of the Federal Bankruptcy Code. Subsequent to the filing, the Registrant has applied to the Securities and Exchange Commission (the "Commission") to modify its reporting obligations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). On April 9, 1992, the Commission indicated that it would raise no objection if the Registrant modified its reporting obligations under the Exchange Act. A copy of the Monthly Financial Report for the period August 1, 1997 to August 31, 1997, as filed with the bankruptcy court is included as an exhibit hereto. On June 12, 1992, Roger G. Segal was appointed as the Chapter 11 Bankruptcy Trustee for the Company.

Item 5.     Other Events.

     For information on litigation and matters previously reported, refer to the narrative on pages Form 2-G of the accompanying bankruptcy report.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused its report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         BONNEVILLE PACIFIC CORPORATION



                                         /S/ ROGER G. SEGAL
                                         By:  Roger G. Segal, Chapter 11 Trustee

DATED September 15, 1997

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused its report to be signed on its behalf by the undersigned thereunto duly authorized.

                                BONNEVILLE PACIFIC CORPORATION



                                /S/ R. STEPHEN BLACKHAM
                                By:  R. Stephen Blackham, Assistant Controller

DATED September 15, 1997

                              INDEX TO EXHIBITS


Exhibit                                                              Page No.
-----------------------------------------------------------------------------

28.1            Monthly Financial Report - Chapter 11, for
                the period August 1, 1997 to August 31, 1997,
                of the Registrant, dated September 15, 1997
                as filed by the Registrant with the United
                States Bankruptcy Court for the District of
                Utah, Central Division on September 15, 1997. . . . . . . 5

                                                     MONTHLY FINANCIAL REPORT
                                                              CHAPTER 11

DEBTOR:  BONNEVILLE PACIFIC CORPORATION
         ------------------------------

CASE NO. 91A-27701     For Period August 1 to August 31, 1997
         ---------                --------    ---------------
Accounting Method Used:  [X] Accrual Basis   [ ] Cash Basis


                                   COVER SHEET

-------------------------------------------------------------------------------
                         THIS REPORT IS DUE 15 DAYS AFTER THE END OF THE MONTH.
Mark One Box For Each    The debtor must attach each of the following
Required                 reports/documents unless the U.S. Trustee has waived
Report/Document          the requirement in writing.  File original with
                         Clerk of Court.  File duplicate with U.S. Trustee.
-------------------------------------------------------------------------------
Report/
Document   Previously
Attached   Waived        REQUIRED REPORTS/DOCUMENTS
-------------------------------------------------------------------------------
[ x ]      [   ]         Cash Receipts & Disbursements Statement (Form 2-B)
[ x ]      [   ]         Balance Sheet (Form 2-C)
[ x ]      [   ]         Profit and Loss Statement (Form 2-D)
[ x ]      [   ]         Supporting Schedules (Form 2-E)
[ x ]      [   ]         Quarterly Fee Summary (Form 2-F)
[ x ]      [   ]         Narrative (Form 2-G)
[ x ]      [   ]         Bank Statement(s) for Debtor in Possession Account(s)
-------------------------------------------------------------------------------

I declare under penalty of perjury that the following Monthly Financial Report and any attachments thereto, is true and correct to the best of my knowledge and belief.

Executed on: September 15, 1997
             ------------------

                                    Debtor(s):  BONNEVILLE PACIFIC CORPORATION
                                                /S/ R. STEPHEN BLACKHAM
                                    By:         R. Stephen Blackham
                                    Position:   Assistant Controller

                        Statement of Chapter 11 Trustee

     Roger G. Segal, Chapter 11 Trustee of the bankruptcy case of Bonneville Pacific Corporation, having been so appointed on June 12, 1992, hereby states that he has reviewed the following Monthly Financial Report and any attachments thereto and that, based on his review and the representations of officers and employees of the debtor, Bonneville Pacific Corporation, he believes that the information contained in the Monthly Financial Report and attachments is true and correct. However, neither Roger G. Segal, Chapter 11 Trustee, nor Neilson, Elggren, Durkin & Company, as accountants for Roger G. Segal, Chapter 11 Trustee, has had an opportunity to independently verify that the information contained in the following Monthly Financial Report and the attachments thereto is true and correct.

     DATED this 15th day of September 1997.


                                         /S/ ROGER G. SEGAL
                                    By:  Roger G. Segal, Chapter 11 Trustee

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                            Bankruptcy No. 91A-27701
                                   Narrative
                      For the Month Ended August 31, 1997


                                   Form 2-G


-----------------------------------------------------------------------------


Bonneville Pacific Corporation (the "Company" or "Bonneville") has continued to conduct its normal business activities during the month of August 1997 (the reporting period). These activities have included responding to the Operating Guidelines and Reporting Requirements for Chapter 11 debtors.

Significant actions related to the Company during the month of August and the first part of September 1997(1) (other than administrative matters, including professional fee applications) in accordance with various provisions of the Bankruptcy Code are as follows:

     The SEGAL V. PORTLAND GENERAL, ET AL. action pending in the United States District Court, Case No. 92-C-364-J (the "Litigation") has been discussed at length in the previous Monthly Financial Reports filed by the Trustee and in the Trustee's five (5) Annual Reports, including the Report for the period of July 1, 1996 through June 30, 1997 filed on September 4, 1997 concerning the Administration of the Estate. These Reports (which are on file with both the Bankruptcy Court and the Securities & Exchange Commission) must be reviewed for an understanding of the history and nature of the Litigation, including previous settlements(2) reached by the Trustee. For all practical purposes the Litigation has been concluded (but also see the discussion below).

---------------
(1) This narrative attempts to summarize significant events affecting the Company through September 12, 1997.

(2) Each settlement agreement should be reviewed in its entirety for all terms and conditions (and consideration) of the settlement.

     A continued hearing was held by the District Court on November 1, 1996 in one of the actions severed from the main Litigation concerning the Motion by Defendant William Cerutti for Summary Judgment (SEGAL V. CERUTTI, United States District Court for the District of Utah, Case
     No. 92-CV-1115-J-C). At the hearing the Court made an oral ruling GRANTING the Defendant's motion. The Defendant filed a Proposed Order Granting Summary Judgment and on December 16, 1996 the Trustee filed a Motion for Reconsideration and an objection to the Proposed Order. A hearing on the Trustee's Motion for Reconsideration was held on February 28, 1997 at which time the Court took the matter under advisement. As of this date the Court has not ruled on the Motion.

     On or about September 9, 1997 the Trustee timely received from Piper-Jaffray the $1,500,000.00 payment as required by the August 12, 1998 settlement agreement between the Company & Piper Jaffray (such settlement being in connection with the SEGAL (TRUSTEE) V. PORTLAND GENERAL ET. AL litigation).

     The Trustee has also entered into "tolling agreements" with certain persons or entities which agreements toll the running of any applicable statute of limitation which might otherwise bar the Trustee from initiating suit against such person or entity. The Trustee and his respective attorneys are now completing their investigation into those persons or entities which executed tolling agreements. If the Trustee is not able to settle possible claims held by the estate against persons or entities who or which signed tolling agreements and who or which the Trustee believes are liable to the Bonneville estate, then in the next few months the Trustee, through his special litigation counsel, may commence additional litigation.

     The Trustee and his counsel continue to monitor the Company's 50% general partnership interest in NCA #1 owned through the Company's wholly owned subsidiary, Bonneville Nevada Corporation. NCA #1 is a Nevada general partnership that owns an 85-megawatt cogeneration project located near Las Vegas, Nevada. As previously reported, Nevada Power Company ("NPC") has previously curtailed purchases of electrical power from NCA #1 but curtailments, if any, have been minimal over the last several Reporting Periods. It is NCA #1's position that the curtailments are in possible violation of applicable curtailment protocols and possible breach of NCA #1's Power Purchase Contract with NPC. NCA #1 and representatives of NPC have reached a preliminary settlement agreement, subject to the approval of the Projects Lending Group and the Public Service Commission of Nevada ("PSCN"). The Trustee continues to monitor the appeal before the First Judicial District Court of the State of Nevada of curtailment protocols issued by the Public Service Commission of Nevada. A stipulation staying the briefing schedule and permitting PSCN's approval of the settlement agreement, has been signed by the parties. On September 27, 1996, NCA #1 was served with Findings and Notices of Violation ("NOV") issued by Region IX of the United States Environmental Protection Agency (the "EPA") for alleged violations of the Clean Air Act's Prevention of Significant Deterioration program applicable for the State of Nevada. Specifically, EPA alleges that NCA #1, contrary to applicable operating permits, failed to timely install "Best Available Control Technology" at the plant in the form of a selective catalytic reduction system ("SCR") to control Nox emissions. Representatives of both sides of this dispute have reached an agreement in principal but a written agreement has yet to be executed. Attorneys for the EPA are drafting such an agreement, which the parties anticipate signing in the near future. Bonneville Nevada Corporation received a distribution from NCA #1 in the approximate amount of $1,980,000.00 on September 10, 1997.

On August 20, 1996 the Trustee filed a Motion for Establishment of a Supplementary Claims Bar Date seeking to set December 16, 1996 as the supplementary claims bar date by which all creditors of Bonneville who had not previously been adequately notified to file claims must complete and file a proof of claim with the Clerk of the Bankruptcy Court. The Trustee believes that most of the new claims which have been filed relate to possible claims against Bonneville arising out of the purchase or sale of its securities.
See 11 U.S.C. Section 510(b).   A hearing on the Motion was scheduled before
the Bankruptcy Court on September 10, 1996. No objections to the Motion were filed and at the hearing the Court granted the Motion and signed an order establishing the supplementary claims bar deadline. Consequently, the Trustee proceeded with the action authorized by the order granting the Motion; specifically, notice was sent to thousands of potential claimants and notice was published in newspapers of general circulation throughout the United States. Through December 16, 1996 approximately 4,000 new proofs of claim were filed with the Bankruptcy Court and approximately 350 additional claims have been filed since December 16, 1996. A total of 4,604 proofs of claims have been filed. The Trustee has completed his initial review of each of the claims. See the Trustee's Preliminary Report (Estimate) Concerning Claims Filed Against the Estate referenced above and the Annual Report for the period July 1, 1996 through June 30, 1997 filed by the Trustee on September 4, 1997. The Trustee anticipates that he will likely object to a number of the new claims which have been filed and has filed the first of the objections; for example, the Trustee filed objections to the individual claims filed by current holders of the Company's debentures because such claims are duplicative of the $64,750,000.00 claim filed by the Indenture Trustee, Norwest Bank (Claim No. 146). The hearing on the objection was held as scheduled August 18, 1997, at which hearing the Court disallowed the claim of each individual bondholder evidenced by a filed Proof of Claim on the basis that such claims were duplicative of the claim filed by the Indenture Trustee.

The Trustee currently estimates that the Company may have to spend approximately One Hundred Thousand Dollars ($100,000.00) to plug and abandon certain geothermal well sites connected with the Mammoth Project in California. The Company has made arrangements to have the wells plugged and work should begin and hopefully be completed within the next fifteen (15) days.

In an effort to resolve tax issues relating to the material litigation settlements which have occurred since May 1, 1996, the Trustee filed with the Internal Revenue Service an application to change the Company's tax year from one ending on April 30th to one ending on December 31st. The Trustee desired to change the Company's tax year period (when changed the Company's past tax year would be from May 1, 1996 through December 31, 1996 and thereafter would be on a calendar year basis) in order to facilitate the filing of a plan of reorganization of the Company. By shortening the Company's tax year, the Trustee may be able to receive a prompt tax determination for the tax year ending December 31, 1996, which determination will facilitate any party in interest filing a plan of reorganization because the amount of tax owed by the Debtor, if any, should be quantified (see 11 U.S.C. Section 505). The IRS, on February 24, 1997, conditionally granted the Company's application to change its tax year. It is believed that the Company can meet and comply with all of the conditions imposed by the IRS and therefore the Company is proceeding as if its tax year has been changed and a U.S. Corporation Income Tax Return will be filed for the short year ended December 31, 1996. The IRS has notified the Trustee that the IRS will not be auditing the Company's filed consolidated U.S. Corporation Income Tax Return for the period ending April 30, 1996. The Company, with court approved Accountant, is in the process of preparing the U.S. Corporate Income Tax Return for the year ending December 31, 1996, which tax return will be filed on September 15, 1997.

On June 23, 1997, the Bankruptcy Court granted the Trustee's Motion for Management Retention Programs for the Company's Subsidiaries. The Trustee has been working with the employees of Bonneville Fuels Corporation and Bonneville Pacific Service Corporation on employment agreements, which employment agreements will soon be finalized.

In preparation for a plan of reorganization, the Trustee on behalf of the Company made a decision to employ Hein + Associates, a national accounting firm, to prepare audited financial statements for Bonneville Pacific Corporation. An application seeking approval of the employment was filed and hearing on the application was held as scheduled on December 20, 1996. At the hearing the Court approved the application. Hein + Associates has been employed and has completed most of the work required for the audits.

At this time it is not known whether INTEREST will ever be paid on any allowed unsecured claim because (a) it is not at all clear that the estate will possess sufficient funds to pay interest on any particular class of claims, and (b) the law concerning payment of interest to any particular class of claims is not clear and therefore, even if sufficient funds did exist, the issue of payment of interest (and the applicable rate of interest, if any, and from what date), to any particular class of claims would have to be either consensually resolved in a plan of reorganization or would have to be adjudicated by a court of competent jurisdiction.

In light of the settlements to date reached in the Litigation and in light of the December 16, 1996 supplementary claim deadline, the Company and the Trustee are now continuing with efforts to formulate and propose a plan of reorganization. While general plan negotiations with parties in interest have now commenced and the Trustee met with several parties in interest during the subject period, it will be several months, if not substantially more, before any creditor with an allowed claim can anticipate receiving any distribution from the estate. The Trustee held as scheduled meetings in New York City on August 27 and August 28, 1997 with certain creditors at which meetings discussions were held on issues which should be resolved if progress is to be made on a consensual plan of reorganization. To date a general consensus among creditors has NOT been reached.

In January of 1997 the Trustee, his counsel and the Company's management interviewed several firms who were interested in serving as the Trustee's financial advisor (investment banker) in connection with valuing the Company's (and its affiliates') business assets and assisting the Trustee concerning plan of reorganization issues. The Trustee, with the participation of others, concluded that the firm of Bear Stearns & Co., Inc. was the best qualified to provide the desired service. The Trustee caused an Application seeking approval of his employment of Bear Stearns & Co., Inc as Financial Advisor to
be filed with the Bankruptcy Court.   The hearing on the Application was held
as scheduled on March 20, 1997, at which hearing the Court approved the Application. Bear, Stearns & Co. has been employed by the Trustee and is now in the process of reviewing information and documentation to enable it to provide the required financial advisory services. Bear, Stearns & Company has preliminarily completed most of its initial work in valuing the Company's (and its affiliates) business assets but has made no written report to the Trustee. The Trustee has not yet decided whether to make public the valuation work to date performed by Bear, Stearns & Company. However, in part based upon the preliminary valuation work of Bear, Stearns & Company, the Trustee is of the opinion that the book value of the Company's business assets, which is the value used on the Company's balance sheet which is included in these Monthly Financial Statements filed with the Bankruptcy Court (under the category "Other Assets: Investment in and advances to subsidiaries and partnership") is likely materially less than the current fair market value of such business assets.

The Trustee has employed the law firm of Weil, Gotshal & Manges, L.L.P., with its principal office in New York City, as Special Plan Counsel. The purpose of the employment includes, but is not limited to, advising the Trustee concerning tax issues and assisting the Trustee and his General Counsel concerning a plan of reorganization and issues relating thereto.

For additional information concerning the Company see the "Report of Trustee Regarding Administration of the Estate from July 1, 1996 through
June 30, 1997" filed by the Trustee on September 4, 1997.

                  DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
                 Cash Receipts and Disbursements Statement
                   For Period August 1 - August 31, 1997
-----------------------------------------------------------------------------


                            CASH RECONCILIATION


1.  Beginning Cash Balance:                              $137,136,404.61

2.  Cash Receipts: (See Page 2 of 2)       1,794,653.30

3.  Cash Disbursements: (See Page 2 of 2) (2,298,948.13)
                                           ------------
4.  Net Cash Flow:                                           (504,294.83)
                                                              ----------
5.  Ending Cash Balance:                                 $136,632,109.78
                                                         ===============



                  CASH ACCOUNT SUMMARY - ENDING BALANCES

ACCOUNT                        AMOUNT                FINANCIAL INSTITUTION
PAYROLL ACCOUNT                        $523.13       FIRST SECURITY BANK OF UTAH
PAYROLL TAX ACCOUNT                     558.44       KEY BANK OF UTAH
GENERAL CORP CASH                 1,148,444.94       KEY BANK OF UTAH
CHPTR 11 TRUSTEE JOINT ACCT       1,218,628.93  (A)  KEY BANK OF UTAH
CHPTR 11 TRUSTEE - CD ACCT       11,258,148.43  (A)  US BANK
CHPTR 11 TRUSTEE - JT CD         14,581,481.70  (A)  KEY BANK OF UTAH
CHPTR 11 TRUSTEE - JT CD         15,815,154.49  (A)  BANK ONE
CHPTR 11 TRUSTEE JT SAVINGS          15,955.21  (A)  BANK ONE
CHPTR 11 TRUSTEE JOINT MMA ACCT  92,388,000.00  (A)  NATIONS BANK
UNITED STATES TREASURY BILLS              0.00       BANK ONE
PROCEEDS FROM ASSET SALES             4,066.62  (A)  KEY BANK OF UTAH
KYOCERA MAINTENANCE RESERVE         201,147.89       KEY BANK OF UTAH
                                    ----------
                               $136,632,109.78
                               ===============

(A) Accounts requiring signatures of both the US Trustee and Chapter 11 Trustee for disbursements.

                                                                      Form 2-B
                                                                   Page 1 of 2

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                Cash Receipts and Disbursements Statement
                    For Period August 1- August 31, 1997
-----------------------------------------------------------------------------


                           CASH RECEIPTS JOURNALS

BANK ACCOUNT                         TOTAL              PAGE REF
PAYROLL ACCOUNT                           $19,455.96        A
PAYROLL TAX ACCOUNT                         8,370.85        B
GENERAL CORP CASH                       2,754,492.90        C
CHPTR 11 TRUSTEE JOINT ACCT                 8,749.75        E
CHPTR 11 TRUSTEE - CD ACCT                 71,046.55        F
CHPTR 11 TRUSTEE - JT CD                  136,029.02        G
CHPTR 11 TRUSTEE - JT CD                5,343,163.15        H
CHPTR 11 TRUSTEE JT SAVINGS             5,243,072.02        I
CHPTR 11 TRUSTEE JOINT MMA ACCT        92,388,000.00        J
UNITED STATES TREASURY BILLS            1,230,377.97        K
PROCEEDS FROM ASSET SALES                      11.20        L
KYOCERA MAINTENANCE RESERVE                10,710.74        M
                                           ---------
                                      107,213,480.11
     LESS:  ACCOUNT TRANSFERS        (105,418,826.81)
                                      --------------
     TOTAL CASH RECEIPTS               $1,794,653.30
                                       =============



                          CASH DISBURSEMENTS JOURNALS

BANK ACCOUNT                         TOTAL              PAGE REF
PAYROLL ACCOUNT                           $19,490.83        A
PAYROLL TAX ACCOUNT                         8,374.98        B
GENERAL CORP CASH                       2,308,844.63        D
CHPTR 11 TRUSTEE JOINT ACCT             2,500,064.50        E
CHPTR 11 TRUSTEE - CD ACCT                      0.00        F
CHPTR 11 TRUSTEE - JT CD                        0.00        G
CHPTR 11 TRUSTEE - JT CD                        0.00        H
CHPTR 11 TRUSTEE JT SAVINGS             5,250,000.00        I
CHPTR 11 TRUSTEE JOINT MMA ACCT                 0.00        J
UNITED STATES TREASURY BILLS           97,631,000.00        K
PROCEEDS FROM ASSET SALES                       0.00        L
KYOCERA MAINTENANCE RESERVE                     0.00        M
                                                ----
                                      107,717,774.94
     LESS:  ACCOUNT TRANSFERS        (105,418,826.81)
                                      --------------
     TOTAL CASH DISBURSEMENTS          $2,298,948.13
                                       =============

                                                                      Form 2-B
                                                                   Page 2 of 2

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                               Payroll Account
                   For Period August 1 - August 31, 1997
-----------------------------------------------------------------------------


                            CASH RECEIPTS JOURNAL

DATE      DOC #     PAYOR                       AMOUNT      DESCRIPTION
08/13/97  CK# 6508  BPC - GENERAL                $9,784.02  PAYROLL TRANSFER
08/26/97  CK# 6513  BPC - GENERAL                 9,671.94  PAYROLL TRANSFER
                                                  --------
          TOTAL CASH RECEIPTS                   $19,455.96
                                                ==========


                          CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                       AMOUNT      DESCRIPTION
08/15/97             PAYROLL SUMMARY              $9,784.02
08/31/97             PAYROLL SUMMARY               9,671.94
08/31/97  BANK STMT  KEY BANK OF UTAH                 34.87  SERVICE CHARGE
                                                      -----
          TOTAL CASH DISBURSEMENTS               $19,490.83
                                                 ==========

                                       A

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                             Payroll Tax Account
                  For Period August 1 - August 31, 1997
-----------------------------------------------------------------------------

                             CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                   AMOUNT     DESCRIPTION
08/13/97  CK# 6509   BPC - GENERAL           $4,213.87  PR TAX TRANSFER
08/26/97  CK# 6514   BPC - GENERAL            4,156.98  PR TAX TRANSFER
                                              --------
          TOTAL CASH RECEIPTS                $8,370.85
                                             =========

                            CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                   AMOUNT     DESCRIPTION
08/13/97  KEY TAX    KEY BANK OF UTAH        $3,501.63  FEDERAL TAX DEPOSIT
08/26/97  KEY TAX    KEY BANK OF UTAH         3,455.58  FEDERAL UNEMPLOYMENT TAX
08/26/97  CK# 1247   UTAH ST TAX COMMISSION   1,413.64  STATE TAX DEPOSIT
08/31/97  BANK STMT  KEY BANK OF UTAH             4.13  SERVICE CHARGE
                                                  ----
          TOTAL CASH DISBURSEMENTS           $8,374.98
                                             =========

                                       B

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                             General Corp Cash
                  For Period August 1 - August 31, 1997
-----------------------------------------------------------------------------


                           CASH RECEIPTS JOURNAL

DATE      DOC #     PAYOR                          AMOUNT         DESCRIPTION
08/13/97  DS081397  THERAPIST UNLIMITED                  $361.00  RENT INCOME-OFFICE SPACE
08/13/97  DS081397  SAN DIEGO GAS & ELECTRIC            1,175.96  ENERGY REVENUE-KYOCERA
08/13/97  DS081397  KYOCERA AMERICA                   102,555.40  ENERGY REVENUE-KYOCERA
08/13/97  DS081397  COFFIN SNYDER & MATTHEWS            5,511.67  SETTLEMENT PAYMENT
08/13/97  DS081397  BONNEVILLE PACIFIC CORP.        2,500,000.00  TRANSFER FROM TRUSTEE JT.
08/26/97  DS082697  KYOCERA AMERICA                    77,061.27  ENERGY REVENUE-KYOCERA
08/29/97  DS082997  BONNEVILLE PACIFIC SERVICES        57,848.95  EXPENSE REIMBURSEMENT
08/29/97  DS082997  SAN DIEGO GAS & ELECTRIC            2,392.01  ENERGY REVENUE-KYOCERA
08/31/97  DS083197  BONNEVILLE NEVADA CORPORATION       3,580.51  EXPENSE REIMBURSEMENT
08/31/97  BANK STMT KEY BANK OF UTAH                    4,006.13  INTEREST INCOME
                                                        --------
          TOTAL CASH RECEIPTS                      $2,754,492.90
                                                   =============

                                      C

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                              General Corp Cash
                    For Period August 1 - August 31, 1997
-----------------------------------------------------------------------------


                          CASH DISBURSEMENTS JOURNAL

DATE      DOC #     PAYEE                            AMOUNT        DESCRIPTION
08/01/97  1006468   AMPCO SYSTEM PARKING                  $378.00  RENT-PARKING
08/01/97  1006469   BENEFICIAL LIFE INSURANCE              774.87  INSURANCE-LIFE
08/01/97  1006470   BPC-KYOCERA MAINT RESERVE           10,000.00  TRANSFER-MAINT RES ACCT
08/01/97  1006471   HERITAGE PRODUCTS INC                  426.01  OFFICE SUPPLIES & EXPENSE
08/01/97  1006472   MOUNT OLYMPUS WATER                     23.98  OFFICE SUPPLIES & EXPENSE
08/01/97  1006473   MOUNTAIN STATES OFFICE PRODUCTS         70.03  OFFICE SUPPLIES & EXPENSE
08/01/97  1006474   REDMAN VAN & STORAGE CO INC             84.87  RENT-STORAGE SPACE
08/01/97  1006475   SELECTFORM INC                          56.45  OFFICE SUPPLIES & EXPENSE
08/01/97  1006476   STATE OF DELAWARE CORP DIV           6,600.00  QUARTERLY STATE TAX
08/01/97  1006477   UNUM LIFE INSURANCE CO               1,479.13  INSURANCE-DISABILITY
08/01/97  1006478   STATE OF UTAH DEPT OF COMM              10.00  OFFICE SUPPLIES & EXPENSE
08/01/97  1006479   STATE TREASURER OF CALIFORNIA       34,762.95  1991-1996 WELL TAX
08/12/97  1006480   AIRBORNE EXPRESS                        45.96  EXPRESS MAIL EXPENSE
08/12/97  1006481   AMERICAN INSTITUTE OF CPA'S            120.00  DUES & MEMBERSHIP
08/12/97  1006482   BANC ONE TRUST GROUP                 7,927.74  QUARTERLY INVESTMENT FEE
08/12/97  1006483   BEUS GILBERT & MORRILL           1,529,685.99  PROFESSIONAL FEES
08/12/97  1006484   BONNEVILLE PACIFIC SERVICES          2,242.15  KYOCERA-O&M EXPENSE
08/12/97  1006485   COMPUSERVE                               9.95  OFFICE SUPPLIES & EXPENSE
08/12/97  1006486   COHNE RAPPAPORT & SEGAL            185,391.84  PROFESSIONAL FEES & COSTS
08/12/97  1006487   FRONTIER COMMUNICATIONS SRVC           771.83  TELEPHONE EXPENSE
08/12/97  1006488   GENERATOR POWER SYSTEMS INC         15,093.32  KYOCERA-O&M EXPENSE
08/12/97  1006489   HEIN & ASSOCIATES                   79,078.36  PROFESSIONAL FEES & COSTS
08/12/97  1006490   MOUNT OLYMPUS WATER                     10.61  OFFICE SUPPLIES & EXPENSE
08/12/97  1006491   NEILSON ELGGREN DURKIN & CO         49,365.74  PROFESSIONAL FEES & COSTS
08/12/97  1006492   OMNI COMPUTER PRODUCTS                 100.92  OFFICE SUPPLIES & EXPENSE
08/12/97  1006493   PITNEY BOWES INC                       168.70  OFFICE SUPPLIES & EXPENSE
08/12/97  1006494   PROTEL                                  81.70  OFFICE SUPPLIES & EXPENSE
08/12/97  1006495   REDMAN VAN & STORAGE CO INC            871.21  RENT-STORAGE SPACE
08/12/97  1006496   SAN DIEGO GAS & ELECTRIC               101.26  KYOCERA-O&M EXPENSE
08/12/97  1006497   SEDGWICK OF COLORADO INC                60.00  INSURANCE EXPENSE
08/12/97  1006498   ROGER G. SEGAL                      62,041.13  PROFESSIONAL FEES & COSTS
08/12/97  1006499   TOWN OF SHELDON TOWN TREASURER       2,196.77  1997 PROPERTY TAXES
08/12/97  1006500   WELLS FARGO BANK                     1,332.77  401K TRUSTEE FEE
          1006501   VOID
          1006502   VOID
08/12/97  1006503   BEUS GILBERT & MORRILL             188,997.60  PROFESSIONAL COSTS
08/12/97  1006504   WEIL GOTSHALL & MANGES              62,575.38  PROFESSIONAL FEES & COSTS
08/12/97  1006505   AUTOMATED OFFICE SYSTEMS INC         8,617.18  COMPUTER EQUIPMENT
08/12/97  1006506   R. STEPHEN BLACKHAM                    109.60  EXPENSE REIMBURSEMENT
08/12/97  1006507   THE PRUDENTIAL                       1,004.61  INSURANCE - DISABILITY
08/13/97  1006508   BPC-PAYROLL ACCOUNT                  9,784.02  TRANSFER-PAYROLL ACCOUNT
08/13/97  1006509   BPC-PAYROLL TAX ACCOUNT              4,213.87  TRANSFER-PAYROLL TAX ACCT
08/13/97  1006510   WELLS FARGO BANK                       752.90  401K CONTRIBUTIONS

                 DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
                            General Corp Cash
                 For Period August 1 - August 31, 1997
-----------------------------------------------------------------------------

                 CASH DISBURSEMENTS JOURNAL (CONTINUED)

DATE      DOC #     PAYEE                          AMOUNT         DESCRIPTION
08/13/97  1006511   WELLS FARGO BANK                       37.04  401K LOAN PAYMENT
08/15/97  1006512   STATE TREASURER OF CALIFORNIA       2,520.00  ANNUAL WELL ASSESSMENT
08/26/97  1006513   BPC-PAYROLL ACCOUNT                 9,671.94  TRANSFER-PAYROLL ACCOUNT
08/26/97  1006514   BPC-PAYROLL TAX ACCT                4,156.98  TRANSFER-PAYROLL TAX ACCT
08/26/97  1006515   WELLS FARGO BANK                      752.90  401K CONTRIBUTIONS
08/26/97  1006516   WELLS FARGO BANK                       37.04  401K LOAN PAYMENT
08/26/97  1006517   AIRBORNE EXPRESS                       14.18  EXPRESS MAIL EXPENSE
08/26/97  1006518   MOUNT OLYMPUS WATER                    23.98  OFFICE SUPPLIES & EXPENSE
08/26/97  1006519   MOUNTAIN STATES OFFICE PRODUCTS       252.30  OFFICE SUPPLIES & EXPENSE
08/26/97  1006520   NATIONAL HEALTH CARE TRUST         21,207.65  INSURANCE-HEALTH
08/26/97  1006521   PITNEY BOWES INC                      207.14  OFFICE SUPPLIES & EXPENSE
08/26/97  1006522   STEVEN STEPANEK                       130.19  EXPENSE REIMBURSEMENT
08/26/97  1006523   TRAVEL ZONE CRUISE ZONE             1,153.00  TRAVEL EXPENSE
08/26/97  1006524   US WEST COMMUNICATIONS                801.29  TELEPHONE EXPENSE
08/26/97  1006525   XEROX CORPORATION                     409.26  OFFICE SUPPLIES & EXPENSE
08/31/97  BANK STMT KEY BANK OF UTAH                       50.34  BANK SERVICE CHARGE
                                                           -----
          TOTAL CASH DISBURSEMENTS                 $2,308,844.63
                                                   =============

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                     Chapter 11 Trustee Joint Account
                   For Period August 1 - August 31, 1997
-----------------------------------------------------------------------------

                          CASH RECEIPTS JOURNAL

DATE      DOC #       PAYOR                AMOUNT      DESCRIPTION
08/31/97  BANK STMT   KEY BANK             $8,749.75   INTEREST INCOME


                      CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                      AMOUNT         DESCRIPTION
08/13/97             BONNEVILLE PACIFIC CORP.   $2,500,000.00  TRANSFER TO GENERAL ACCT
08/31/97  BANK STMT  KEY BANK OF UTAH                   64.50  BANK SERVICE CHARGE
                                                        -----
                                                $2,500,064.50
                                                =============

                                        E

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                               Case No. 91A-27701
                        Chapter 11 Trustee - CD Account
                    For Period August 1 - August 31, 1997
-----------------------------------------------------------------------------

                             CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR              AMOUNT      DESCRIPTION
08/31/97  BANK STMT  US BANK            $71,046.55  INTEREST INCOME


                         CASH DISBURSEMENTS JOURNAL

DATE      DOC #       PAYEE             AMOUNT      DESCRIPTION
                      NONE

                                       F

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                               Case No. 91A-27701
                       Chapter 11 Trustee JT - CD Account
                     For Period August 1 - August 31, 1997
-----------------------------------------------------------------------------

                             CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR               AMOUNT       DESCRIPTION
08/27/97  BANK STMT  KEY BANK OF UTAH     $63,983.92  INTEREST INCOME
08/30/97  BANK STMT  KEY BANK OF UTAH      72,045.10  INTEREST INCOME
                                           ---------
          TOTAL CASH RECEIPTS            $136,029.02
                                         ===========

                        CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE               AMOUNT        DESCRIPTION
                     NONE

                                       G

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                     Chapter 11 Trustee JT - CD Account
                   For Period August 1 - August 31, 1997
-----------------------------------------------------------------------------

                           CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                     AMOUNT         DESCRIPTION
08/14/97             BONNEVILLE PACIFIC CORP.  $5,250,000.00  TRANSFER FROM JT SAVINGS
08/24/97  BANK STMT  BANK ONE                      45,677.34  INTEREST INCOME
08/29/97  BANK STMT  BANK ONE                      47,485.81  INTEREST INCOME
                                                   ---------
          TOTAL CASH RECEIPTS                  $5,343,163.15
                                               =============


                            CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                     AMOUNT         DESCRIPTION
                     NONE

                                      H

                  DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                       Chapter 11 Trustee JT Savings
                   For Period August 1 - August 31, 1997
-----------------------------------------------------------------------------

                           CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                     AMOUNT         DESCRIPTION
08/14/97             BONNEVILLE PACIFIC CORP.  $5,243,000.00  TRANSFER FROM SECURITIES
08/31/97  BANK STMT  BANK ONE                          72.02  INTEREST INCOME
                                                       -----
          TOTAL CASH RECEIPTS                  $5,243,072.02
                                               =============


                          CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                     AMOUNT         DESCRIPTION
08/14/97             BONNEVILLE PACIFIC CORP.  $5,250,000.00  TRANSFER TO BANK ONE CD

                                       I

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                      Chapter 11 Trustee JT - MMA Account
                     For Period August 1 - August 31, 1997
-----------------------------------------------------------------------------


                            CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                     AMOUNT          DESCRIPTION
08/28/97             BONNEVILLE PACIFIC CORP.  $92,388,000.00  TRANSFER FROM SECURITIES


                          CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYOR                     AMOUNT          DESCRIPTION
                     NONE

                                       J

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                        United States Treasury Bills
                   For Period August 1 - August 31, 1997
-----------------------------------------------------------------------------

                           CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                 AMOUNT          DESCRIPTION
08/14/97  MEMO ADVC  BANK ONE                 $68,534.75  DISCOUNT COLLECTED
08/28/97  MEMO ADVC  BANK ONE               1,161,843.22  DISCOUNT COLLECTED
                                            ------------
          TOTAL CASH RECEIPTS              $1,230,377.97
                                           =============


                         CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                     AMOUNT          DESCRIPTION
08/14/97             BONNEVILLE PACIFIC CORP.   $5,243,000.00  TRANSFER TO CHPTR 11 JT SVGS
08/28/97             BONNEVILLE PACIFIC CORP.   92,388,000.00  TRANSFER TO NATIONS BK MMA
                                                -------------
          TOTAL CASH DISBURSEMENTS             $97,631,000.00
                                               ==============

                                     K

                  DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
                        Proceeds From Asset Sales
                  For Period August 1 - August 31, 1997
-----------------------------------------------------------------------------


                          CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                     AMOUNT   DESCRIPTION
08/31/97  BANK STMT  KEY BANK OF UTAH          $11.20   INTEREST INCOME


                        CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                     AMOUNT   DESCRIPTION
                     NONE


                                       L

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                        Kyocera Maintenance Reserve
                   For Period August 1 - August  31, 1997
-----------------------------------------------------------------------------

                          CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                    AMOUNT      DESCRIPTION
08/01/97  CK# 6470   BONNEVILLE PACIFIC CORP  $10,000.00  TRANSFER
08/31/97  BANK STMT  KEY BANK OF UTAH             710.74  INTEREST INCOME
                                                  ------
          TOTAL CASH RECEIPTS                 $10,710.74
                                              ==========


                       CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                    AMOUNT      DESCRIPTION
                     NONE

                                      M

                  DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
                               Balance Sheet
                          As of August 31, 1997
-----------------------------------------------------------------------------

ASSETS
Current Assets:
     Cash                                        $136,632,110
     Accounts receivable - trade                      114,489
     Accounts receivable - settlements (Note 4)     7,145,305
     Accounts receivable - affiliates                 295,514
     Prepaid insurance                                 58,462
     Accrued interest receivable                      169,070
                                                      -------
     Total current assets                                       $144,414,950
Fixes Assets:
     Land                                             198,424
     Equipment, furniture and fixtures              3,776,408
                                                    ---------
     Total fixed assets                             3,974,832
     Less:  Accumulated depreciation               (3,116,316)
                                                    ---------
     Net fixed assets                                                858,516
Other Assets:
     Investment in and advances to subsidiaries
         and partnership                           33,203,659
     Other assets                                       1,820
                                                        -----
     Total other assets                                           33,205,479
                                                                  ----------
TOTAL ASSETS                                                    $178,478,945
                                                                ============
LIABILITIES
Post-Petition Liabilities:
     Accounts payable - trade                        $163,712
     Accounts payable - professional fees
         and costs                                  2,786,262
     Accrued income taxes payable (Note 5)            400,947
     Taxes payable                                    110,850
     Accrued interest (Note 1)                              0
                                                            -
     Total post-petition liabilities                              $3,461,771
Pre-Petition Liabilities:
     Priority claims                                   61,186
     Secured debt                                           0
     Unsecured debt (Notes 1 and 3)                99,974,449
                                                   ----------
Total Pre-Petition Liabilities                                   100,035,635
                                                                 -----------
TOTAL LIABILITIES                                                103,497,406

Commitments and Contingent Liabilities (Note 3)

OWNER'S EQUITY
Capital Stock or Owner's Investment                   213,752
Paid-In-Capital                                   121,590,029
Treasury Stock                                     (2,308,255)
Retained Earnings:
     Pre-Petition                                 (56,551,908)
     Post-Petition                                 12,037,921
                                                   ----------
TOTAL OWNER'S EQUITY (Notes 1 and 3)                              74,981,539
                                                                  ----------
TOTAL LIABILITIES AND OWNER'S EQUITY                            $178,478,945
                                                                ============

                                                                    Form 2-C

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
                         Profit and Loss Statement
                   For Period August 1 - August 31, 1997
-----------------------------------------------------------------------------

Gross operating revenue                         $191,123
Less discount, returns and allowances                  0
                                                       -
     Net operating revenue                                  $191,123

     Cost of goods sold                                     (114,092)
                                                             -------
     Gross profit                                             77,031

Operating expenses:
     Salaries and wages                           28,607
     Rent and leases                                   0
     Payroll taxes                                 1,376
     Insurance                                     4,774
     Other                                        43,615
                                                  ------
     Total operating expenses                                (78,372)
                                                              ------
     Operating income (loss)                                  (1,341)

Legal and professional fees and costs (Note 4)   161,546
Depreciation, depletion and administration         1,333
Claims settlement expense                              0
Interest expense                                       0
                                                       -
     Total                                                  (162,879)
                                                             -------
     Net operating income (loss)                            (164,220)

Non-operating income and (expenses):
     Interest income                             584,624
     Other income                                  9,362
     Other income - settlements (Note 4)               0
     Equity in earnings (losses) of subsidiaries
       and partnerships (Note 2)                 771,372
                                                 -------
         Net non-operating income or (expenses)            1,365,358
                                                           ---------
         Net income (loss) before income taxes             1,201,138

         Provision for income taxes (Note 5)                  30,600
                                                              ------
         NET INCOME (LOSS)                                $1,170,538
                                                          ==========

                                                            Form 2-D
                                                         Page 1 of 3

                  DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
                    General Notes to Financial Statements
                   For Period August 1 to August 31, 1997
-----------------------------------------------------------------------------

1. The Balance Sheet and Income Statement of Bonneville Pacific Corporation, included in the Monthly financial Report, are prepared on the accrual basis. As a result, revenues are generally recorded when earned rather than when received and expenses are generally recognized when the obligation is incurred rather than when the expenses are paid. During bankruptcy accrued interest payable is recorded only on post-petition debt and pre-petition secured debt to the extent that the underlying collateral equals or exceeds the outstanding principal plus the accrued interest payable. Specifically, pre-petition unsecured debt does not include any accrual of interest after December 5, 1991. These financial statements are prepared in a format required by the U.S. Bankruptcy Code. While every effort is made to comply with generally accepted accounting principles (GAAP), these financial statements may not comply with GAAP in all respects. Also see the narrative which is attached hereto.

2. Equity in earnings of subsidiaries and partnerships represents an accrual of the Company's share of earnings or losses of its operating subsidiaries and partnerships. These earnings are affected by a number of factors including seasonality, operating costs and operating efficiency. The operating entities which comprise these earnings include Bonneville Pacific Services Company, Bonneville Fuels Corporation, and Bonneville Nevada Corporation through its investment in the NCA #1 Partnership.

3. Unrecorded Liabilities and Potential Claims. Unrecorded liabilities and potential claims include pre-petition debenture sale claims in the approximate amount of $5,500,000.00, post-petition debenture sale claims in the approximate amount of $11,000,000.00, limited partner claims in the approximate amount of $4,000,000.00, Section 510(b) equity claims in the approximate amount of $50,000,000.00 (including the $10,000,000.00 allowed compromised claim of CIGNA and the $3,000,000.00 claim filed by the plan Trustee for the debtor's ESOP plan) and $8,945,000.00 in deeply subordinated claims, accrued interest on certain claims and potential administrative fees which may be allowed by the Bankruptcy Court.

    The recording of the above described liabilities, if allowed, will reduce equity by a corresponding amount.

    For further information concerning liabilities and potential claims, see the "Trustee's Preliminary Report (Estimate) Concerning Claims Filed Against the Estate" dated March 17, 1997, which was originally filed on March 17, 1997 and which was originally attached to the Financial Report for the period February 1, 1997 through February 28, 1997 and the "Report of Trustee Regarding Administration of the Estate from 7/1/96 through 6/30/97" filed with the Bankruptcy Court on September 4, 1997.

                                                                      Form 2-D
                                                                   Page 2 of 3

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                    General Notes to Financial Statements
                                (Continued)
                   For Period August 1 to August 31, 1997
-----------------------------------------------------------------------------

4. Accounts Receivable Settlements represent only court approved settlements where all conditions precedent have occurred and the settlements were fully effective as of August 31, 1997 and are reflected on the August 31, 1997 Financial Statements. Approved settlements are as follows:

               W. Johnson                $1,145,305
               Westinghouse Electric      3,000,000
               Piper Jaffray              3,000,000
                                          ---------
                                         $7,145,305

5. As of April 30, 1996, Bonneville and Subsidiaries had approximately $150,000,000 in federal net operating loss carry-forwards for Federal Income Tax purposes and approximately $140,000,000 in Alternative Minimum Tax Loss carry-forwards. Pursuant to current tax law, only 90 percent of current Alternative Minimum Taxable Income can be offset by Alternative Minimum Tax Loss carry-forwards. The financial statements reflect an estimated $2,700,000 alternative minimum tax provision and an estimated $350,000 state tax provision resulting from operations and the receipt of proceeds from settlements through the end of the current period.

    The Trustee has requested permission from the Internal Revenue Service to change the tax year end of Bonneville and Subsidiaries to December 31. The request has been granted.

                                                                      Form 2-D
                                                                   Page 3 of 3

                               DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                                          Case No. 91A-27701
                                Taxes Payable Schedule (Post-Petition)
                              For the Period August 1 to August 31, 1997
------------------------------------------------------------------------------

                         Beginning                                 Payments     Date      Check      Ending
                         Balance       Adjustments   Additions     Deposits     Paid      Numb.      Balance
Income tax withheld:
     Federal                    $0.00      $0.00      ($4,204.07)   $2,113.09   08/13/97  KEY TAX           $0.00
                                                                     2,090.98   08/26/97  KEY TAX

     State                       0.00                  (1,413.64)    1,413.64   08/26/97  1247

FICA tax withheld                0.00                  (1,376.57)      694.27   08/13/97  KEY TAX
                                                                       682.30   08/26/97  KEY TAX            0.00

Employer's FICA tax              0.00                  (1,376.57)      694.27   08/13/97  KEY TAX
                                                                       682.30   08/26/97  KEY TAX            0.00

Unemployment tax:
     Federal                     0.00                                                     KEY TAX            0.00
     State                       0.00                                                     KEY TAX            0.00

Sales, use & excise taxes        0.00                                                                        0.00
     Property taxes       (108,633.00)                 (2,217.00)                                     (110,850.00)

Accrued income tax:
     Federal              (376,947.00)      0.00      (24,000.00)        0.00                         (400,947.00)
     State                       0.00       0.00       (6,600.00)    6,600.00   08/01/97  1006476            0.00

Delaware franchise tax           0.00                                                                        0.00

Employee withholding             0.00       0.00       (1,505.80)      752.90   08/13/97  1006510            0.00
                                                                       752.90   08/26/97  1006515
                                 ----       ----        --------       ------                                ----
TOTALS                   ($485,580.00)     $0.00     ($42,693.65)  $16,476.65                        ($511,797.00)
                          ===========       ====      ==========    =========                          ==========

                          DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                                     Case No. 91A-27701
                                     Insurance Schedule
                         For Period August 1 to August 31, 1997
-----------------------------------------------------------------------------

                                                                Policy
                                                Amount of       Expiration   Premium Paid
                        Carrier/Agent           Coverage        Date         Thru Date
Worker's Compensation   Various State Funds     Statutory
                                                $1,000,000      (A)          08/31/97

General Liability       Travelers Insurance/
                        Sedgwick James          5,000,000       08/06/98     08/06/98

Vehicles                Travelers Insurance/
   (Hired/Non-Owned)    Sedgwick James          5,000,000       08/06/98     08/06/98

Property:
   Bonneville Pacific   Federal Insurance Co./
                        Sedgwick James          735,000         08/17/98     08/17/98

   Kyocera              Federal/Hartford Steam/
                        Sedgwick James          5,352,879       08/17/98     08/17/98

(A) All workers compensation insurance policies are insured through various state insurance funds. As such, they continue in force as premiums are paid and have no policy expiration dates.

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                   Accounts Receivable and Payable Aging
                  For Period August 1 to August 31, 1997
-----------------------------------------------------------------------------

                                                          Accounts
                            Non-Affiliate    Accounts     Payable
                            Accounts         Payable      Professional
                            Receivable       Trade        Fees
Under 30 days               $7,259,691        $151,716    $2,786,261
30 to 60 days                       82           7,422             0
61 to 90 days                        2               0             0
Over 90 days                        19           4,574             0
                                    --           -----             -

Total post-petition          7,259,794         163,712     2,786,261

Pre-petition amounts                 0       3,751,997             0
                                     -       ---------             -

Total accounts receivable   $7,259,794
                            ==========

Total accounts payable                      $3,915,709    $2,786,261
                                            ==========    ==========

                            Affiliate
                            Accounts
                            Receivable
                            ----------
Under 30 days                  $53,624
30 to 60 days                    5,413
61 to 90 days                    9,750
Over 90 days                   226,727
                               -------

Total post-petition
   affiliate accounts
   receivable                 $295,514
                              ========

                                                                      Form 2-E
                                                                   Page 3 of 5

                     DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                               Case No. 91A-27701
  Schedule of Payments of Fees and Costs to Attorneys and Other Professionals
                     For Period August 1 to August 31, 1997
-----------------------------------------------------------------------------

                                                 Date of
                                                 Court        Estimated
                                 Amount Paid     Approval     Balance Due
Court Appointed Trustee             $62,041      08/05/97        $36,816     (1)
Trustee's Counsel                   185,392      08/05/97        140,910     (1)
Trustee's Accountants                49,366      08/05/97         64,118
Trustee's Special Plan Counsel       62,575      08/05/97         50,000
Special Litigation Counsel for
     Trustee - Costs                188,998      08/05/97         13,357
     Trustee - Fees               1,529,686      08/05/97      2,330,139     (2)
Auditors                             79,078      08/05/97         10,921
Financial Consultants                     0                      140,000
                                          -                      -------
     Total                       $2,157,136                   $2,786,261
                                 ==========                   ==========

(1) Includes only hourly rate and miscellaneous Trustee costs. Does not include any additional amounts that may be awarded by the court relating to 11 USC Section 326 or as an enhanced fee to either the Trustee or the Trustee's general counsel.

(2) Includes an accrual for any contingent fees due as a result of Court approved settlements or recoveries. Estimated contingent fees are accrued when settlements are approved by the Court. The contingent fees that have been accrued on settlements approved by the Court are as follows:

         1. $3,000,000.00 - Westinghouse Settlement   Fees - $990,000.00
         2. $3,000,000.00 - Piper Jaffray Settlement  Fees - $990,000.00
         3. $1,050,000.00 - Johnson Settlement        Fees - $346,500.00
         4. $2,361.00 - Cost Offset
         5.  $30,000.00 - Gerry Monson Settlement     Fees - $6,000.00

     The $3,000,000.00 Westinghouse settlement payment, the $3,000,000.00 Piper Jaffray settlement payment and approximately $1,145,305.00 of the Johnson settlement have not yet been received. Settlements have been booked as receivables.

                                                                      Form 2-E
                                                                   Page 4 of 5

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                 Schedule of Payments to Principal/Executives
                  For Period August 1 to August 31, 1997
------------------------------------------------------------------------------

Payee Name           Position      Nature of Payment    Amount
Ralph F. Cox         Director      Director Fees             $0.00

Calvin L. Rampton    Director      Director Fees             $0.00

Clark M. Mower       President     Salary               $12,566.68

                                                                      Form 2-E
                                                                   Page 5 of 5

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                               Case No. 91A-27701
                              Quarterly Fee Summary
                           Month Ended August 31, 1997
-----------------------------------------------------------------------------

                        Cash           Quarterly   Payment
                        Disbursement   Fee Due     Check No.   Date
January                 $220,508.24
February                 169,408.87
March                    215,808.71
                         ----------
   Total 1st Quarter     605,725.82    $3,750.00   1006268     04/17/97

April                  4,093,233.83
May                      128,144.26
June                     152,976.15
                         ----------
   Total 2nd Quarter   4,374,354.24   $8,000.00    1006458     07/23/97

July                     126,042.84
August                 2,298,948.13
September
   Total 3rd Quarter

October
November
December
   Total 4th Quarter

(1) This summary is to reflect the current calendar year's information cumulative to the end of the current reporting period.

                                                                      Form 2-F